Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies

21.           COMMITMENTS AND CONTINGENCIES

Contractual obligations

Operating Commitments

As of December 31, 2019, the Sogou Group had operating commitments related to operating lease obligations, bandwidth purchase obligations, content and service purchase obligations and etc., as follows:

As of December 31,	Bandwidth Purchase	Operating Lease Obligations (1)	Goods Purchase	Others	Total
2020	$33,177	$10,518	$5,633	$822	$50,150
2021	306	10,491	—	440	11,237
2022	—	10,491	—	—	10,491
2023	—	—	—	—	—
2024	—	—	—	—	—
Thereafter	—	—	—	—	—
Total	$33,483	$31,500	$5,633	$1,262	$71,878

(1) The operating lease obligations consist of lease obligations that commenced on January 1, 2020.

Litigation

The Sogou Group is a party to various legal proceedings which it considers routine and incidental to its business, and is currently involved in several lawsuits in PRC courts where its competitors instituted proceedings or asserted counterclaims against the Sogou Group or the Sogou Group instituted proceedings or asserted counterclaims against its competitors. For example, there are various legal proceedings currently pending between the Sogou Group and affiliates of Baidu, Inc. (“Baidu”) in which the Sogou Group alleges that Baidu’s input method infringes certain of its patents relating to Sogou Input Method and seeks monetary damages, while Baidu has asserted in counterclaims or in legal proceedings that it has initiated against the Sogou Group that Sogou Input Method infringes certain of its patents, and seeks monetary damages. There is also a lawsuit pending against us in which Shanghai Cishu Publications Ltd. has alleged that the Sogou Group used vocabulary content without permission and seeks monetary damages. In addition, the Sogou Group is subject to ongoing unfair competition claims against it brought by each of Baidu and ShenMa, operated by UCWeb Inc., which is a subsidiary of Alibaba Group Holding Limited, separately, as to which a PRC lower court has issued initial judgments against us that both we and Baidu have appealed, in which they allege that certain functions of Sogou Input method unfairly divert users to the Sogou Group, and seek monetary damages and cessation of the alleged unfair competitive practices. There are also two putative class action lawsuits that have been filed against the Company in the United States, one in a State court in the State of California and one in the United States District Court for the Southern District of New York, that allege violations of U.S. securities laws in connection with the Company’s IPO in 2017.

The Sogou Group records a liability when the likelihood of an unfavorable outcome is probable and the amount of loss can be reasonably estimated. As of December 31, 2019, the Sogou Group estimated the range of reasonably possible outcomes and has recorded liabilities for the most probable outcome within that range. The Sogou Group also evaluates, on a regular basis, developments in litigation matters that could affect the amount of liability that has been previously accrued and makes adjustments as appropriate. Based on the information currently available, management believes that the total liabilities to the Sogou Group that may arise as a result of currently pending legal proceedings are not reasonably likely to have a material adverse effect on the Sogou Group’s business, results of operations, financial condition, and cash flows.

As of December 31, 2018 and 2019, the Sogou Group had recorded estimated liabilities of US$3,440 and US$6,476, respectively, as a component of accrued and other short-term liabilities related to litigation contingencies.